UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2007

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-13666	59-3305930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809

(Address of principal executive offices) (Zip Code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 10, 2007, Darden Restaurants, Inc. (the “Company”) agreed to sell $350,000,000 aggregate principal amount of its 5.625% Senior Notes due 2012, $500,000,000 aggregate principal amount of its 6.200% Senior Notes due 2017 and $300,000,000 aggregate principal amount of its 6.800% Senior Notes due 2037 (collectively, the “Notes”) pursuant to the provisions of an Underwriting Agreement dated October 10, 2007, among the Company and Banc of America Securities LLC, SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC, Wells Fargo Securities, LLC, Comerica Securities, Inc., Fifth Third Securities, Inc., Piper Jaffray & Co., Lehman Brothers Inc., Mizuho Securities USA Inc., Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P. (collectively, the “Underwriters”). The sale of the Notes is expected to close on October 16, 2007.

The Company intends to use the net proceeds from the offering of the Notes to repay indebtedness outstanding under the Company’s $1,150,000,000 364-Day Credit Agreement that was entered into on September 20, 2007 with Bank of America, N.A., an affiliate of Banc of America Securities LLC, as administrative agent and sole lender, and Banc of America Securities LLC, as sole lead arranger and sole book manager. The Company used these borrowings to pay a portion of the purchase price for its acquisition of all of the issued and outstanding shares of common stock of RARE Hospitality International, Inc. on October 1, 2007.

The Notes are the subject of a Registration Statement on Form S-3, Registration No. 333-146582 (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits to the Registration Statement are being filed with this report:

Exhibit Number	Description
1.1	Underwriting Agreement dated October 10, 2007, among the Company and Banc of America Securities LLC, SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC, Wells Fargo Securities, LLC, Comerica Securities, Inc., Fifth Third Securities, Inc., Piper Jaffray & Co., Lehman Brothers Inc., Mizuho Securities USA Inc., Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P.

4.1	Officers’ Certificate and Authentication Order dated October 10, 2007 for the 5.625% Senior Notes due 2012 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

4.2	Officers’ Certificate and Authentication Order dated October 10, 2007 for the 6.200% Senior Notes due 2017 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

4.3	Officers’ Certificate and Authentication Order dated October 10, 2007 for the 6.800% Senior Notes due 2037 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

5.1	Opinion of Dorsey & Whitney LLP.

5.2	Opinion of Douglas E. Wentz, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darden Restaurants, Inc.
(Registrant)

Date: October 16, 2007	By:	/s/ Paula J. Shives
	Name:	Paula J. Shives
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated October 10, 2007, among the Company and Banc of America Securities LLC, SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC, Wells Fargo Securities, LLC, Comerica Securities, Inc., Fifth Third Securities, Inc., Piper Jaffray & Co., Lehman Brothers Inc., Mizuho Securities USA Inc., Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P.

4.1	Officers’ Certificate and Authentication Order dated October 10, 2007 for the 5.625% Senior Notes due 2012 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

4.2	Officers’ Certificate and Authentication Order dated October 10, 2007 for the 6.200% Senior Notes due 2017 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

4.3	Officers’ Certificate and Authentication Order dated October 10, 2007 for the 6.800% Senior Notes due 2037 (which includes the form of Note) issued pursuant to the Indenture dated as of January 1, 1996, between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

5.1	Opinion of Dorsey & Whitney LLP.

5.2	Opinion of Douglas E. Wentz, Esq.